EXHIBIT 32.2

MOTIVATING THE MASSES INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MOTIVATING THE MASSES INC. (the “Company”) on Form 10-K for the period  ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Scott Ryder, Principal  Financial  Officer of the Company, certify,  pursuant to 18 U.S.C.  ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Scott Ryder and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: April 18, 2016

By:	/s/ Scott Ryder
Scott Ryder
Chief Financial Officer
(Principal Financial Officer)